Exhibit 99.2

WestRock

Q3 FY19 Results
August 1, 2019

Steve Voorhees
Chief Executive Officer

Ward Dickson
Chief Financial Officer

Jeff Chalovich
Chief Commercial Officer and President, Corrugated Packaging

Pat Lindner
President, Consumer Packaging

WestRock

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Q3 FY19 Key Highlights”, “Q3 FY19 Corrugated Packaging Results”, “Successfully Integrating KapStone”, “Q3 FY19 Consumer Packaging Results”, “Sequential Quarterly Guidance”, “FY19 Additional Guidance Assumptions”, “Key Commodity Annual Consumption Volumes” and “Strategic Capital Projects Driving Performance and Earnings Improvements” that give guidance or estimates for future periods as well as statements regarding, among other things, that (1) we are focused on returning our leverage ratio to our targeted level of 2.25 to 2.50 times; (2) the new paper machine at our Florence, SC mill is on schedule to start up in the first half of calendar 2020 and the transition to Porto Feliz is on schedule to be completed in the fourth quarter; (3) we expect to realize $90 million of run rate synergies from the KapStone acquisition by the end of fiscal 2019 and more than $200 million by the end of fiscal 2021; (4) we expect to realize synergies from the KapStone acquisition in the allocations presented on slide 6; (5) the sequential quarterly earnings drivers and estimates will be as presented on slide 11; (6) we expect to generate $880 to $925 million of adjusted segment EBITDA in the fourth quarter of fiscal 2019; (7) the FY19 additional guidance assumptions and mill maintenance schedule will be as presented on slide 15; (8) the key commodity annual consumption volumes will be as presented on slide 16; and (9) our strategic capital projects are expected to generate $10 million, $80 million, $150 million and $240 million in annualized EBITDA by the end of fiscal 2019, 2020, 2021 and 2022, respectively, and the projects listed on slide 17 will be completed on the timelines presented on slide 17.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; our desire or ability to continue to repurchase our stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2018. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward Looking Statements; Non-GAAP Financial Measures

Q3 FY19 Key Highlights

Financial Performance

- ✓ Net Sales increased $658 million, or 16.3%, year-over-year to $4,690 million[1]
- ✓ Adjusted Segment EBITDA of $858 million and a margin of 18.3%[2]; Adjusted Earnings Per Diluted Share of $1.11[3]
- ✓ North American Corrugated Packaging Adjusted Segment EBITDA margin of 23.1%[2]

Markets & Operations

- ✓ North American Corrugated container per day volumes up 2.7% organically
- ✓ Corrugated Packaging system: 259k tons of maintenance and economic downtime; inventories returned to target levels
- ✓ Consumer Packaging system: 54k tons of capital and maintenance outages; stable backlogs across SBS, CNK and CRB

Capital Allocation

- ✓ Progress on strategic capital projects
- ✓ KapStone synergies ahead of schedule
- ✓ Net leverage ratio of 2.95x[2]; focused on returning to targeted leverage range of 2.25x to 2.50x
- ✓ Attractive dividend yield of approximately 5.0%

1) Excludes Recycling sales in Q3 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.98 in Q3 FY19 and $1.03 in Q3 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

3

WestRock

Q3 FY19 WestRock Consolidated Results

Financial Performance

($ in millions, except percentages and per share items)	Q3 FY19	Q3 FY18
Net Sales[1]	$4,690	$4,032
Adjusted Segment Income[2]	$482	$445
Adjusted Segment EBITDA[2]	$858	$754
% Margin[2]	18.3%	18.7%
Adjusted Earnings Per Diluted Share[3]	$1.11	$1.09
Adjusted Operating Cash Flow[2]	$749	$783

Highlights

- Revenue and EBITDA growth reflect acquisition of KapStone
- Positive price realization in both Corrugated Packaging and Consumer Packaging
- Adjusted Segment EBITDA up 14% year-over-year[2]
- Seasonally strong operating cash flow generation

Adjusted Segment EBITDA[2] ($ in millions)



+14%
$754
(38)
55
(44)
47
(9)
(14)
(45)
152
$858
Q3 FY18
Volume
Price / Mix
Inflation
Productivity
FX
Other
Corrugated Economic Downtime and Consumer Outages
KapStone (Excl. Economic Downtime)
Q3 FY19
Excludes KapStone

1) Excludes Recycling sales in Q3 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.98 in Q3 FY19 and $1.03 in Q3 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

4
WestRock

Q3 FY19 Corrugated Packaging Results

Financial Performance ($ in millions, except percentages)	Q3 FY19	Q3 FY18
Segment Sales(1)	$3,073	$2,333
Adjusted Segment Income(2)	$413	$332
Adjusted Segment EBITDA(2)	$644	$503
% Margin(2)	21.7%	22.5%
North American Adjusted Segment EBITDA Margin(2)	23.1%	22.0%
Brazil Adjusted Segment EBITDA Margin(2)	27.9%	30.9%

Adjusted Segment EBITDA(2) ($ in millions)



+28%
$503
(21)
19
6
(23)
39
(8)
(23)
152
$644
Q3 FY18
Volume
Price / Mix
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Other
Economic Downtime
KapStone (Excl. Economic Downtime)
Q3 FY19
Excludes KapStone

Segment Highlights:

- Adjusted Segment EBITDA up 28% year-over-year(2)
- North American box shipments up 20% year-over-year; 2.7% organic growth, excluding KapStone
- Lower year-over-year domestic containerboard shipments, excluding KapStone
- Flow through of previously published PPW price increases partially offset by current year PPW price reductions and export price declines
- 165,000 tons of economic downtime and 94,000 tons of maintenance downtime
- KapStone synergy realization ahead of schedule
- Strategic investments on track
  - Florence paper machine on schedule to startup first half of calendar year 2020
  - Transition to Porto Feliz to be completed in fiscal Q4
  - Construction underway at Tres Barras mill upgrade project

1) Excludes Recycling sales in Q3 FY18
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

5

WestRock

 Successfully Integrating KapStone  ($ in millions)    Expect to realize more than $200 million in run-rate synergies by the end of FY21      KapStone Run-Rate Synergy Progression  KapStone Synergy Allocation

Q3 FY19 Consumer Packaging Results

Financial Performance ($ in millions, except percentages)	Q3 FY19	Q3 FY18
Segment Sales	$1,650	$1,670
Adjusted Segment Income[(1)]	$93	$126
Adjusted Segment EBITDA[(1)]	$233	$262
% Margin [(1)]	14.1%	15.7%

Segment Highlights:

- Volume decline driven by lower paperboard sales primarily due to supply chain impact of strategic capital and maintenance outages
- Converting shipments increased 1.3%; North American converting shipments up 2.7%, partially offset by declines in Europe and Asia
- Price realization from flow through of previously published PPW price increases
- Backlogs of 4-6 weeks across SBS, CNK and CRB
- Higher year-over-year costs in wood and freight, partially offset by recycled fiber

Adjusted Segment EBITDA[(1)] ($ in millions)



$262
(16)
38
(5)
(8)
(19)
9
(22)
(6)
$233
Q3 FY18
Volume
Price / Mix
Pulp Price
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Strategic Capital and Maintenance Outages
Other
Q3 FY19

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

7

WestRock

   Broadest Portfolio of Differentiated Paper Grades and Packaging Solutions                                        SBS  CNK®  CRB  URB  Virgin Linerboard / Medium  White Top Linerboard  Recycled Linerboard / Medium  Semi-Chemical Medium  Kraft Paper  Industry’s Most Comprehensive Product Portfolio Driving Growth Throughout the Enterprise

Sustainable Packaging Solutions

E-Commerce

COLGATE-PALMOLIVE

COLGATE SMILEBOX

CUSTOMER CHALLENGE

Colgate-Palmolive needed to expand its e-Commerce presence with a "ships in own container" (SIOC) compliant package that could handle a variety of oral-care products.

DELIVERING VALUE

We provided a unique design to meet SIOC requirements and included features such as the smile-shaped opening perforation. The package is filled by WestRock and is semi-automated.


Smiles coming your way!
Colgate
Colgate
Colgate
Colgate
Colgate

LOWER YOUR TOTAL COST

- Optimized, SIOC packaging
- Minimize quality issues and product waste

GROW YOUR SALES

- Differentiated packaging solution for improved consumer experience
- Increased e-Commerce product rankings

IMPROVE YOUR SUSTAINABILITY

- Final packaging design made of recyclable and renewable materials

MINIMIZE YOUR RISK

- Assembly solution allowed Colgate-Palmolive to execute through a low risk "test-and-learn" environment

9

WestRock

Sustainable Packaging Solutions
Right-size packaging

U.S. AUTO PARTS

CUSTOMER CHALLENGE

Large auto parts and high product size variability resulted in excess dimensional (DIM) weight charges, packaging materials and labor.

DELIVERING VALUE

Our Box On Demand® Compack Evo and Matrix™ Dimensioning System:

- Creates a right-sized box for each order
- Improves overall process throughput




LOWER YOUR TOTAL COST

- DIM weight savings
- Uses less packaging/ corrugated material
- Labor savings in shipping lines (boxes were previously handmade)


GROW YOUR SALES

- Increases efficiency to keep up with orders and, thus, retain customers
- Lower shipping costs allows customer to be more competitive


IMPROVE YOUR SUSTAINABILITY

- Uses less packaging/fiber due to right-size packaging


MINIMIZE YOUR RISK

- Proven scalable solution provides supply chain reliability

10

Q4 FY19 Sequential Guidance

$858 million
Q3 FY19 Adjusted Segment EBITDA(1)

▼ $(45) to $(30) million

Volume and Price / Mix
- Higher seasonal volumes across Corrugated and Consumer packaging
- Impact of previously published PPW North America containerboard and kraft paper price decreases and lower export containerboard prices

▲ +$25 to +$40 million

Cost Deflation
- Lower recycled fiber, virgin fiber, energy and freight costs

▲ +$42 to +$57 million

Productivity and Other Items
- Lower mill maintenance downtime combined with seasonal productivity increases

$880 - $925 million
Q4 FY19 Adjusted Segment EBITDA(1)

Other Sequential Adjusting EPS Items:
- $(0.02) of higher depreciation and amortization expense and other non-operating items
- Adjusted tax rate approximately in line with Q3 FY19

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

11

WestRock

           We Are a Leader in Attractive Markets        We Provide a Winning Value Proposition  We Have Multiple Levers to Improve Our Results  We Generate Strong Cash Flows  We have the #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs  We create customized value-added solutions using the broadest portfolio of paper and packaging products   Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock   Our 12% Adjusted Free Cash Flow Yield supports dividend yield of approximately 5.0%(1)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow is calculated on trailing twelve months ending June 30, 2019. Adjusted Free Cash Flow equals operating cash flow minus capital expenditures plus cash restructuring and other costs, net of tax. Stock price is as of July 31, 2019.  The Case for WRK

 Appendix

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While these measures are similar to adjusted free cash flow, we believe they provide greater comparability across periods when capital expenditures are changing since they exclude an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of June 30, 2019, our leverage ratio was 3.00 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of June 30, 2019, our net leverage ratio was 2.95 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.Adjusted Tax RateWe use the non-GAAP financial measure “Adjusted Tax Rate”. We believe this non-GAAP financial measure is useful because it adjusts our GAAP effective tax rate to exclude the impact of restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. “Adjusted Tax Rate” is calculated as “Adjusted Tax Expense” divided by “Adjusted Pre-Tax Income”. We believe that the most directly comparable GAAP measures to Adjusted Tax Expense and Adjusted Pre-Tax Income are “Income tax (expense) benefit” and “Income before income taxes”, respectively.

 Additional Guidance  FY19    Depreciation & Amortization  Approx. $1.5 billion  Interest Expense  Approx. $480 - $490 million  Interest Income  Approx. $55 - $65 million  Effective Adjusted Book Tax Rate(1)  23.5% to 24%  Adjusted Cash Tax Rate(1)  Approx. 20%  Share Count  Approx. 260 million  Capital Expenditures  Approx. $1.4 billion  Estimated Future Capital Expenditures    FY20 Capital Expenditures  Approx. $1.1 billion  FY21 Capital Expenditures  Approx. $900 million to $1.0 billion  North American Corrugated Packaging  Consumer Packaging  Mill Maintenance Schedule(2) (tons in thousands)  Non-GAAP Financial Measure.Q4 FY19 amounts are forecasts.

Key Commodity Annual Consumption Volumes

Approx. FY19 Annual Consumption Volumes

Commodity Category	Volume
Recycled Fiber (tons millions)	5.3
Wood (tons millions)	43
Natural Gas (cubic feet billions)	84
Electricity (kwh billions)	5.9
Polyethylene (lbs millions)	52
Caustic Soda (tons thousands)	231
Starch (lbs millions)	575

Sensitivity Analysis

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (cubic feet billions)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.06)

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WestRock

Strategic Capital Project Anticipated Realized EBITDA  ($ in millions)  Strategic Capital Projects Driving Performance and Earnings Improvements    $1 billion of strategic investment expected to generate $240 million in annualized EBITDA  Mahrt Curtain Coater  Florence Mill  Porto Feliz Plant

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.

 Adjusted Tax Rate Reconciliation  Adjusted Operating Cash Flow

 Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.

 Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.

 Includes 59 days of KapStone.Combined North America, Brazil and India shipments.  Shipment Data

 LTM Adjusted Free Cash Flow

 LTM Credit Agreement EBITDA  Additional Permitted Charges includes among other items, $224 million of EBITDA of acquired companies and $147 million of restructuring and other costs.  Total Debt, Funded Debt and Leverage Ratio